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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
MAIR Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MAIR Holdings, Inc.
Fifth Street Towers
150 South Fifth Street
Suite 1720
Minneapolis, Minnesota 55402

July 15, 2004

Dear Shareholder:

        You are cordially invited to attend the Annual Meeting of Shareholders of MAIR Holdings, Inc., to be held at the Crowne Plaza, Minneapolis-Northstar, 618 Second Avenue South, Minneapolis, Minnesota, on Wednesday, August 18, 2004, at 10:00 a.m.

        At the meeting you will be asked to vote for the election of two Class One directors and to ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2005.

        I encourage you to vote FOR each of the nominees for director and FOR ratification of the appointment of Deloitte & Touche LLP. Whether or not you are able to attend the meeting in person, I also urge you to sign and date the enclosed proxy card and return it promptly in the enclosed envelope or follow the telephone voting instructions that appear on the enclosed proxy card. If you do attend the meeting in person, you may withdraw your proxy and vote personally on any matters properly brought before the meeting.

Sincerely,
/s/ Paul F. Foley
Paul F. Foley President and Chief Executive Officer

MAIR HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS—AUGUST 18, 2004

        The Annual Meeting of Shareholders of MAIR Holdings, Inc. (the "Company") will be held at 10:00 a.m. on Wednesday, August 18, 2004 at the Crowne Plaza, Minneapolis-Northstar, 618 Second Avenue South, Minneapolis, Minnesota, for the following purposes:

  1.
  To elect two Class One directors, each for a term of three years.

  2.
  To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2005.

  3.
  To transact such other business as may properly come before the meeting.

        Only shareholders of record at the close of business on July 1, 2004 are entitled to notice of and to vote at the meeting.

        Whether or not you expect to attend the meeting in person, please complete, date, and sign the enclosed proxy card, or follow the telephone voting instructions that appear on the proxy card. Proxies may be revoked at any time and if you attend the meeting in person, your executed proxy will be returned to you upon request.

By Order of the Board of Directors

Robert E. Weil Vice President, Chief Financial Officer and Treasurer
Dated: July 15, 2004

PLEASE SIGN AND DATE THE PROXY CARD EXACTLY AS YOUR NAME(S) APPEAR(S) THEREON AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, OR FOLLOW THE TELEPHONE VOTING INSTRUCTIONS THAT APPEAR ON THE PROXY CARD.

i

ii

MAIR Holdings, Inc.
Fifth Street Towers
150 South Fifth Street
Suite 1720
Minneapolis, Minnesota 55402

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 18, 2004

INTRODUCTION

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of MAIR Holdings, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at the Crowne Plaza, Minneapolis-Northstar, 618 Second Avenue South, Minneapolis, Minnesota on Wednesday, August 18, 2004 at 10:00 a.m., and at any adjournment thereof.

        The Notice of Annual Meeting, this proxy statement and the form of proxy are first being mailed to shareholders of the Company on or about July 15, 2004.

Proxies and Voting Procedures

        All shares represented by properly executed proxies received in time will be voted at the meeting and, where the manner of voting is specified on the proxy, will be voted in accordance with such specifications. Shares represented by properly executed proxies on which no specification has been made will be voted FOR the election of the nominees for director named herein and FOR ratification of the appointment by the Board of Directors of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending March 31, 2005, and will be deemed to grant discretionary authority to vote upon any other matters properly coming before the meeting. If a properly executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by the proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but not for purposes of calculating the vote with respect to such matter.

        Any shareholder who executes and returns a proxy may revoke it at any time prior to the voting of the proxies by giving written notice to the Company; by delivering a later-dated proxy by mail or by following the telephone voting instructions; or by attending the meeting and giving oral notice to the Inspector of Elections.

Shareholders Entitled to Vote

        The Board of Directors of the Company has fixed the close of business on July 1, 2004 as the record date for determining the holders of Common Stock entitled to vote at the meeting. On that date, there were 20,463,609 shares of Common Stock issued and outstanding. Each share of Common Stock entitles the holder to one vote at the meeting.

ELECTION OF DIRECTORS

Nomination and Classification

        The Company's Board of Directors is divided into three separate classes. The terms of the Class One directors expire at the meeting and the Company's Board of Directors has nominated Pierson M. Grieve and Raymond W. Zehr, Jr. to serve as Class One directors. Each Class One director will be elected to serve until the annual meeting of shareholders to be held in 2007 and until a successor is elected and qualified. The terms of the Class Two and Class Three directors expire in 2005 and 2006, respectively. All nominees have agreed to stand for election at the meeting.

        One of the nominees, Pierson M. Grieve, has been nominated pursuant to provisions of the Airline Services Agreement and the Regional Jet Services Agreement between the Company, Mesaba Aviation, Inc. ("Mesaba Aviation"), one of the Company's wholly owned subsidiaries, and Northwest Airlines, Inc. ("Northwest"). The agreements require the Company to nominate and recommend for election a sufficient number of directors designated by Northwest so that if such directors were elected, there would be three directors designated by Northwest serving on the Board of Directors of the Company and of Mesaba Aviation. Mickey P. Foret and Douglas M. Steenland, who are currently serving as directors, are also Northwest designees. See "Certain Transactions" for additional information regarding the agreements.

Required Vote

        The election of each nominee for director requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the meeting. All proxies will be voted in favor of the two nominees, unless a contrary choice is specified on the proxy. If, prior to the annual meeting, the Board of Directors learns that any nominee will be unable to serve by reason of death, incapacity, or other unexpected occurrence, the proxies which would have otherwise been voted for such nominee will be voted for a substitute nominee, if any, selected by the Board of Directors.

Information About Nominees

        The names of the nominees, their principal occupations, and certain other information regarding the nominees set forth below is based upon information furnished to the Company by the respective nominees.

        Pierson M. Grieve, age 76, a Class One director, became a director of the Company in October 1999. Mr. Grieve has been a member of Palladium Equity Partners, LLC, a New York private investment firm, since November 1998. He was Chairman of the Metropolitan Airports Commission—State of Minnesota from April 1995 to April 1999.

        Raymond W. Zehr, Jr., age 57, a Class One director, became a director of the Company in June 1995. Mr. Zehr has been Executive Vice President and Treasurer of Pohlad Companies since 2000, and served in various other capacities with Pohlad Companies since 1971. He is also Chief Investment Manager of CRP Holdings, LLC, and Vice President of Twins Sports, Inc., the managing general partner of the Minnesota Twins baseball club.

Information About Continuing Directors

        The following information regarding the directors of the Company whose terms do not expire at the meeting is based upon information furnished to the Company by the respective directors.

        Donald E. Benson, age 74, a Class Two director, became a director of the Company in June 1995. Mr. Benson has been Executive Vice President and a director of Marquette Financial Companies, formerly Marquette Bancshares, Inc., since January 1993 and with predecessor organizations since 1968. Mr. Benson is also a director of National Mercantile Bancorp, Mass Mutual Corporate Investors, Mass Mutual Participation Investors, and a director and Vice President of Twins Sports, Inc., the managing general partner of the Minnesota Twins baseball club.

        Paul F. Foley, age 51, a Class Three director, became a director of the Company in October 1999. Mr. Foley has been the President and Chief Executive Officer of the Company since October 1999 and was President and Chief Executive Officer of Mesaba Aviation from October 1999 to September 2002. He was Vice President of Operations Support at Atlas Air, Inc. from December 1996 to September 1999.

        Mickey P. Foret, age 58, a Class Three director, became a director of the Company in May 2004. Mr. Foret has been the principal of Aviation Consultants, LLC, an airline consulting firm, since December 2002. He was Chief Financial Officer of Northwest Airlines Corporation and Northwest Airlines, Inc., and Chief Executive Officer of Northwest Airlines Cargo, Inc. from May 1998 to October 2002. He presently serves as a director of ADC Telecommunications, Inc., First American Funds and URS Corporation.

        Carl R. Pohlad, age 88, a Class Two director and Chairman of the Board of Directors, became a director of the Company in February 1995. Mr. Pohlad has been Chairman of the Board, President and a director of Marquette Financial Companies, formerly Marquette Bancshares, Inc., since 1993. Prior to 1993, Mr. Pohlad was President and Chief Executive Officer of Marquette Bank Minneapolis and Bank Shares Incorporated. Mr. Pohlad is also an owner, director and the President of Twins Sports, Inc., the managing general partner of the Minnesota Twins baseball club, and is a director of Genmar Holdings, Inc. He is the father of Robert C. Pohlad, a director of the Company.

        Robert C. Pohlad, age 50, a Class Three director, became a director of the Company in September 1995. Mr. Pohlad has been a director and President of Pohlad Companies since 1987. Mr. Pohlad became the Chief Executive Officer of PepsiAmericas, Inc. in November 2000, was named Vice Chairman of PepsiAmericas, Inc. in January 2001, and became Chairman in January 2002. Mr. Pohlad served as Chairman, Chief Executive Officer and a director of P-Americas, Inc. from July 1998 until P-Americas, Inc. became a wholly owned subsidiary of PepsiAmericas, Inc. Mr. Pohlad was the Chief Executive Officer and a director of Delta Beverage Group, Inc., a subsidiary of P-Americas, Inc., from March 1988 to May 2001. He is the son of Carl R. Pohlad, a director and Chairman of the Board of the Company.

        Douglas M. Steenland, age 52, a Class Two director, became a director of the Company in October 1999. He resigned as a director in October 2003 and was reappointed to the Board in May 2004. Mr. Steenland was named President of Northwest Airlines Corporation and Northwest Airlines, Inc. in April 2001 and was elected a director of both companies in September 2001. Mr. Steenland previously served as Executive Vice President and in various other capacities for Northwest since July 1991.

Committees

        The Board of Directors has established Audit, Compensation, Safety and Nominating Committees.

        Audit Committee.    The members of the Audit Committee are Donald E. Benson, Pierson M. Grieve and Raymond W. Zehr, Jr., each of whom is independent as defined by the listing standards of the Nasdaq National Market and Rule 10A-3 of the Securities Exchange Act of 1934. The Board of Directors has determined that Mr. Benson and Mr. Zehr are both "audit committee financial experts," as defined by Item 401(h) of Regulation S-K. Mr. Zehr was appointed to the Audit Committee in

October 1995 and Messrs. Benson and Grieve were appointed to the Audit Committee in October 1999.

        The Audit Committee assists the Board of Directors in fulfilling its oversight responsibility to the Company's shareholders, potential shareholders and investment community relating to accounting and reporting practices of the Company, and the quality, objectivity and integrity of the Company's financial reports. In consultation with the Company's accounting staff and its independent registered public accounting firm, the Audit Committee reviews the Company's accounting and auditing policies and procedures, the results of the Company's audits, and significant accounting and reporting issues. The Audit Committee is also responsible for engaging the Company's independent registered public accounting firm and for approving any non-audit services provided by such firm.

        In February 2004, the Board of Directors revised the Audit Committee Charter, a copy of which is attached to this proxy statement as Appendix A.

        Compensation Committee.    The members of the Compensation Committee are Donald E. Benson, Pierson M. Grieve and Raymond W. Zehr, Jr., each of whom is independent as defined by the listing standards of the Nasdaq National Market. The Compensation Committee is authorized by the Board of Directors to set the annual salary of each of the executive officers of the Company, including bonus and incentive programs, to grant options and to otherwise administer the Company's stock option plans, and to review and approve compensation and benefit plans of the Company. The Compensation Committee consists exclusively of non-employee directors. Messrs. Benson and Zehr were appointed to the Compensation Committee in October 1995. Mr. Grieve was appointed to the Compensation Committee in September 2003.

        Safety Committee.    The members of the Safety Committee are Paul F. Foley, Pierson M. Grieve and Raymond W. Zehr, Jr. The Safety Committee is empowered to review safety and regulatory compliance issues. The Safety Committee meets with personnel responsible for regulatory compliance and safety programs at the Company's subsidiaries. Mr. Zehr was appointed to the Safety Committee in October 1999. Messrs. Foley and Grieve were appointed to the Safety Committee in September 2003.

        Nominating Committee.    The members of the Nominating Committee are Carl R. Pohlad and Donald E. Benson, each of whom is independent as defined by the listing standards of the Nasdaq National Market. The Nominating Committee is authorized by the Board of Directors to recommend the structure and makeup of the Board of Directors and recommends the nomination of members to the Board to fill vacancies or for election by the shareholders of the Company. Mr. Pohlad was appointed to the Nominating Committee in October 1995. Mr. Benson was appointed to the Nominating Committee in September 2003.

        In May 2004, the Board of Directors adopted a Nominating Committee Charter, a copy of which is attached to this proxy statement as Appendix B.

Independence of Directors

        The Board of Directors has determined that Donald E. Benson, Mickey P. Foret, Pierson M. Grieve and Raymond W. Zehr, Jr. are independent as defined by the listing standards of the Nasdaq National Market and Rule 10A-3 of the Securities Exchange Act of 1934. Under Nasdaq transition rules applicable to companies with a classified board structure, the Company will have until its annual shareholders meeting in 2005 to comply with the Nasdaq listing standard requiring that a majority of the Board of Directors be compromised of independent directors.

Meetings and Attendance

        During the fiscal year ended March 31, 2004, the Board of Directors held seven meetings, the Executive Committee held three meetings, the Audit Committee held four meetings, the Compensation Committee held one meeting, and the Safety Committee held one meeting. The Nominating Committee did not meet during the year. Each of the directors attended at least 75% of the meetings of the Board and each committee of which he was a member held during the period of his Board membership in the fiscal year ended March 31, 2004.

Compensation of Directors

        For the fiscal year ended March 31, 2004, each non-employee director earned fees of $40,000 plus out-of-pocket expenses. Director's fees are currently set at $10,000 per quarter. Mr. Carl R. Pohlad received $300,000 as compensation for serving as Chairman of the Board during the fiscal year ended March 31, 2004. Mr. Steenland waived receipt of his fees for his service during the fiscal year ended March 31, 2004, but is receiving fees for his service during the current fiscal year ending March 31, 2005. No stock options were granted to directors during the fiscal year ended March 31, 2004.

Nominating Process

        The Nominating Committee recommends the nomination of candidates to serve on the Board. The Board may appoint directors to fill any vacancy occurring as a result of the resignation, death or removal of a director or from an increase in the size of the Board. Shareholders elect directors whose turns are expiring at the annual meeting of shareholders.

        Director candidates are evaluated on the basis of their overall fitness to serve on the Company's Board of Directors. Relevant factors include integrity of character, business experience, knowledge of the airline industry, educational achievement, leadership skills, standing in the business community and willingness and enthusiasm to serve as a director.

        The Nominating Committee will give equal consideration to potential candidates without regard to the source of the recommendation. Typically, recommendations have been made by the Company's officers and directors and by Northwest through its contractual right to nominate directors. See "Election of Directors—Nomination and Classification" above.

        The Nominating Committee will consider director candidates recommended by shareholders for election at future annual meetings of shareholders, provided that there is a vacancy on the Board. To submit a recommendation to the Nominating Committee, a shareholder must provide the following information in writing to the Company's President at the address of the Company set forth on the front cover of this proxy statement. Recommendations must be received in advance of the preparation and mailing of proxy materials. For consideration at the 2005 annual meeting, recommendations must be received by the deadlines described in "Shareholder Proposals" below.

  •
  The written consent of the person recommended as a director candidate being named as a nominee in a proxy statement and to serve as a director, if elected.

  •
  The biographical information about the director candidate required to be included in a proxy statement conforming to Regulation 14A under the Securities Exchange Act of 1934.

  •
  Other information about the director candidate concerning his or her qualifications to serve on the Company's Board of Directors.

  •
  The name and address of the shareholder submitting the recommendation and proof of ownership of shares of the Company.

        Shareholders are also entitled to nominate director candidates in accordance with the procedures set forth in the Company's Bylaws. Under those procedures, a shareholder must give written notice either by personal delivery or by United States mail, postage prepaid, to an officer of the Company not later than (i) with respect to an election to be held at an annual meeting of the shareholders, 90 days prior to the anniversary date of the immediately preceding annual meeting, and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the 10th day following the date on which notice of such meeting is first given to shareholders. Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of the capital stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission ("SEC"), had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Company if so elected.

Shareholder Communications with the Board of Directors

        Shareholders may send written communications to the Board of Directors as a whole or to individual directors. Such written communications should be addressed to the Board or specified members at MAIR Holdings, Inc., Fifth Street Towers, 150 South Fifth Street, Suite 1720, Minneapolis, Minnesota, 55402. Unless addressed to one or more specified directors, communications will be screened for relevance to the Company's business.

COMPANY STOCK PERFORMANCE

        The following graph provides a five-year comparison of the total cumulative returns for the Company's Common Stock, the CRSP Index for the Nasdaq Stock Market (U.S. companies), and the CRSP Index for air carriers traded on NYSE, AMEX and Nasdaq. The CRSP Indexes are prepared by the Center for Research in Security Prices of the University of Chicago. The total cumulative return for each period is based on the investment of $100 on March 31, 1999, assuming compounded daily returns and the reinvestment of all dividends.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table provides information regarding ownership of the Company's Common Stock by (i) each person known to the Company to own beneficially more than 5% of its Common Stock, (ii) each director and nominee for director of the Company, (iii) each executive officer named in the Summary Compensation Table, and (iv) all directors and executive officers as a group. Unless otherwise indicated, the information is as of June 1, 2004 and each person has sole voting and investment power as to the shares shown.

        For the purposes of this proxy statement, beneficial ownership is determined in accordance with rules of the SEC, and includes any shares as to which the person has sole or shared investment power and any shares which the person has the right to acquire within 60 days of June 1, 2004, through the exercise of stock options. The stock options referred to in the footnotes are employee and director options issued under the Company's plans. These options become partially or wholly exercisable beginning one year after the date of grant. Therefore, the reported option shares relate to options granted on or before July 31, 2003.

Name and address of beneficial owner	Number of shares		Percentage owned
Northwest Airlines Corporation 2700 Lone Oak Pkwy Eagan, MN 55121	9,809,035	(1)	39.86%
FMR Corp. 82 Devonshire Street Boston, MA 02109	2,543,604	(2)	12.43%
Carl R. Pohlad Pohlad Companies 60 South Sixth Street, Suite 3800 Minneapolis, MN 55402	2,056,715	(3)	9.97%
PAR Investment Partners, L.P. One International Place, Suite 2401 Boston, MA 02111	1,200,000	(4)	5.87%
Dimensional Fund Advisers, Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	1,063,479	(5)	5.20%
Paul F. Foley	333,400	(6)	1.60%
Raymond W. Zehr, Jr.	238,000	(7)	1.16%
Donald E. Benson	112,750	(7)	*
Robert C. Pohlad	103,000	(7)	*
Robert E. Weil	77,500	(8)	*
John G. Spanjers	62,100	(9)	*
Pierson M. Grieve	54,282	(10)	*
Jeffrey W. Wehrenberg	21,000	(11)	*
William T. Poerstel	5,000	(9)	*
Mickey P. Foret	0		—
Douglas M. Steenland	0		—
All directors and executive officers as a group (14 persons)	3,109,272	(12)	14.49%

*
Less than 1%.

(1)
Consists of 5,657,113 shares held by an indirect subsidiary, Northwest Aircraft, Inc., and warrants to purchase 4,151,922 shares exercisable within 60 days held by an indirect subsidiary, Northwest Airlines, Inc.

(2)
According to a Schedule 13G/A filed by FMR Corp. on February 17, 2004.

(3)
Includes 161,000 shares which may be purchased pursuant to stock options exercisable within 60 days.

(4)
According to information the Company received from PAR Investment Partners, L.P. on July 8, 2004.

(5)
According to a Schedule 13G filed by Dimensional Fund Advisors, Inc. on February 6, 2004.

(6)
Includes 323,900 shares which may be purchased pursuant to stock options exercisable within 60 days.

(7)
Includes 88,000 shares which may be purchased pursuant to stock options exercisable within 60 days.

(8)
Includes 74,500 shares which may be purchased pursuant to stock options exercisable within 60 days.

(9)
Consists of shares which may be purchased pursuant to stock options exercisable within 60 days.

(10)
Consists of 500 shares held indirectly in a trust of which Mr. Grieve is a beneficiary and trustee, 9,000 shares held indirectly in a trust of which Mr. Grieve's spouse is a beneficiary and trustee, and 44,782 shares which may be purchased pursuant to stock options exercisable within 60 days.

(11)
Includes 20,000 shares which may be purchased pursuant to stock options exercisable within 60 days.

(12)
Includes 1,000,282 shares which may be purchased pursuant to stock options exercisable within 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires directors and executive officers of the Company and persons who own more than 10% of the Company's Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Initial reports on Form 3 are required to be filed within 10 business days of an individual becoming a director, executive officer or owner of 10% or more of the Company's Common Stock. Reports of changes in ownership are required to be filed within two business days after a change occurs. During the Company's fiscal year ended March 31, 2004, John G. Spanjers, an officer of Mesaba Aviation, filed a Form 4 one day late to report the exercise of stock options for 900 shares and the sale of such shares. All other Section 16(a) filing requirements applicable to the Company's officers, directors and greater than 10% beneficial owners required for the fiscal year ended March 31, 2004 were completed on a timely basis.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

        The following table discloses the annual and long-term compensation received in each of the last three fiscal years by (i) all persons serving in the capacity of Chief Executive Officer of the Company during the last fiscal year, (ii) the Company's four most highly compensated executive officers, in addition to the Chief Executive Officer, serving at the end of the last fiscal year whose salary and incentive compensation exceeded $100,000 in the last fiscal year, and (iii) any executive officer of the Company who resigned during the last fiscal year whose salary and incentive compensation exceeded

$100,000 in the last fiscal year. In accordance with SEC rules, information is included for certain officers of one of the Company's wholly owned subsidiaries, Mesaba Aviation.

Long-Term Compensation
Annual Compensation
Name and Principal Position	Fiscal Year			Securities Underlying Options/SARs	All Other Compensation
		Salary	Bonus(1)
Paul F. Foley President and Chief Executive Officer of the Company	2004 2003 2002	$350,000 345,192 315,577	$350,000 350,000 325,000	— 150,000 250,000	$76,756 78,900 76,867	(2) (3) (4)
Robert E. Weil Vice President, Chief Financial Officer and Treasurer of the Company	2004 2003 2002	$172,307 164,231 158,257	$105,000 99,000 64,000	— 50,000 70,000	$2,585 2,463 2,288	(5) (5) (5)
John G. Spanjers President and Chief Operating Officer of Mesaba Aviation	2004 2003 2002	$175,000 162,231 137,173	$105,000 105,000 56,000	120,000 — 70,000	$2,210 2,270 2,047	(5) (5) (5)
William T. Poerstel Vice President, Flight Operations of Mesaba Aviation	2004 2003 2002	$130,000 110,000 —	$59,500 47,710 —	70,000 20,000 —	$22,857 45,000 —	(6) (7)
Jeffrey W. Wehrenberg Vice President, Ground Operations of Mesaba Aviation	2004 2003 2002	$135,000 133,462 119,692	$54,000 54,000 56,250	60,000 — 40,000	$1,246 1,145 938	(5) (5) (5)

(1)
Incentive compensation for services rendered has been included as compensation for the year earned even though a portion of such compensation is paid in the following year. Incentive compensation is based upon the achievement of Company and individual performance criteria as described under "Compensation Committee Report on Executive Compensation."

(2)
Consists of living and travel expenses of $73,914 and matching contributions of $2,842 made by the Company on behalf of Mr. Foley pursuant to the Company's 401(k) Retirement Savings Plan.

(3)
Consists of living and travel expenses of $76,049 and matching contributions of $2,851 made by the Company on behalf of Mr. Foley pursuant to the Company's 401(k) Retirement Savings Plan.

(4)
Consists of living and travel expenses of $74,278 and matching contributions of $2,589 made by the Company on behalf of Mr. Foley pursuant to the Company's 401(k) Retirement Savings Plan.

(5)
Consists of matching contributions made by the Company on behalf of such executive officer pursuant to the Company's 401(k) Retirement Savings Plan.

(6)
Consists of moving expenses of $22,257 and matching contributions of $600 made by the Company on behalf of Mr. Poerstel pursuant to the Company's 401(k) Retirement Savings Plan.

(7)
Consists of moving expenses.

Stock Appreciation Rights Granted In Last Fiscal Year

        The following table provides information about stock appreciation rights ("SARs") granted during the fiscal year ended March 31, 2004 to each executive officer named in the Summary Compensation Table. The Company did not grant any stock options during the fiscal year ended March 31, 2004. The SARs were granted under the Mesaba Aviation, Inc. 2003 Incentive Award Plan. Upon exercise of a SAR, the holder is entitled to receive a cash payment equal to the excess of the fair market value of the Company's Common Stock on the date of exercise over the grant price. No shares of stock are issuable under the Mesaba Aviation, Inc. 2003 Incentive Award Plan.

	Individual Grants
		Percent of Total SARs Granted to Employees in Fiscal Year			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for SARs Term(1)
	Number of Securities Underlying SARs Granted
Name			Exercise Price ($/sh)	Expiration Date
					5%	10%
Paul F. Foley(2)	—	—	—	—	—	—
Robert E. Weil(2)	—	—	—	—	—	—
John G. Spanjers	120,000	16.8%	$9.82	2/17/2014	$741,089	$1,878,066
William T. Poerstel	70,000	9.8%	$9.82	2/17/2014	$432,302	$1,095,539
Jeffrey W. Wehrenberg	60,000	8.4%	$9.82	2/17/2014	$370,545	$939,033

(1)
The potential realizable value is the amount that would accrue to the holder if the SARs were exercised immediately prior to expiration and if the per share value had appreciated at the compounded annual rate indicated in each column. The assumed rates of appreciation are prescribed by the rules of the SEC regarding disclosure of executive compensation. The assumed annual rates of appreciation are not intended to forecast possible future appreciation, if any, with respect to the price of the Company's Common Stock.

(2)
Mr. Foley and Mr. Weil are not eligible to participate in the Mesaba Aviation, Inc. 2003 Incentive Award Plan.

Aggregated Option and SARs Exercises In Last Fiscal Year and Fiscal Year-End Option and SARs Values

        The following table provides information about the exercise of stock options during the fiscal year ended March 31, 2004 and the value of unexercised stock options and SARs held at the end of such fiscal year for each executive officer named in the Summary Compensation Table.

			Number of Securities Underlying Unexercised Options/SARs at March 31, 2004(1)
					Value of Unexercised In-the-Money Options/SARs at March 31, 2004(1)
Name	Shares Acquired on Exercise	Value Realized(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Options
Paul F. Foley	—	—	365,000	255,000	$1,165,400	$801,300
Robert E. Weil	—	—	70,750	79,250	$219,933	$248,068
John G. Spanjers	900	$2,755	57,100	42,000	$68,334	$70,800
William T. Poerstel	731	$2,149	4,269	15,000	$14,002	$49,200
Jeffrey W. Wehrenberg	7,500	$23,550	20,000	22,500	$15,425	$35,975
SARs
Paul F. Foley(2)	—	—	—	—	—	—
Robert E. Weil(2)	—	—	—	—	—	—
John G. Spanjers	—	—	—	120,000	$0	$0
William T. Poerstel	—	—	—	70,000	$0	$0
Jeffrey W. Wehrenberg	—	—	—	60,000	$0	$0

(1)
Value is calculated as the excess of the market value of the Common Stock at the date of exercise or March 31, 2004, as applicable, over the exercise price. The closing price per share of the Company's Common Stock was $9.28 on March 31, 2004, as quoted on the Nasdaq Stock Market.

(2)
Mr. Foley and Mr. Weil are not eligible to participate in the Mesaba Aviation, Inc. 2003 Incentive Award Plan.

Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee of the Board of Directors was an officer, former officer or employee of the Company or its subsidiaries during the fiscal year ended March 31, 2004. No executive officer of the Company served as a member of the compensation committee or board of directors of another entity, one of whose executive officers served on the Company's Compensation Committee or Board of Directors during the fiscal year ended March 31, 2004.

CERTAIN TRANSACTIONS

        Northwest Airlines Corporation is a beneficial owner of more than 5% of the Company's outstanding Common Stock. See "Security Ownership of Certain Beneficial Owners and Management." During the fiscal year ended March 31, 2004, substantially all of the Company's operating revenues were received from Northwest under two code sharing agreements described below.

Airline Services Agreement

        The Company, Mesaba Aviation and Northwest are parties to an Airline Services Agreement, dated as of July 1, 1997 and amended August 31, 1999 (the "Airlink Agreement") under which Mesaba Aviation operates 64 Saab 340 jet-prop aircraft for Northwest. Mesaba Aviation leases or subleases 49 of the Saab 340 aircraft from Northwest. The Airlink Agreement provides exclusive rights to designated service areas and support in acquiring new aircraft and equipment. Mesaba Aviation's flights appear in Northwest's timetables and Mesaba Aviation receives ticketing and certain check-in, baggage and freight-handling services from Northwest at certain airports. Additionally, Mesaba Aviation purchases fuel from Northwest under the Airlink Agreement. Mesaba Aviation also benefits from its relationship with Northwest through advertising and marketing programs. In addition, Mesaba Aviation receives its computerized reservations services from Northwest. Under the Airlink Agreement, Mesaba Aviation recognizes revenue for each completed available seat mile.

        As consideration for entering into the Airlink Agreement, the Company issued a warrant to Northwest on October 17, 1997, for the purchase of 1,320,000 shares of the Company's Common Stock at an initial exercise price of $9.42 per share, the closing price of the stock on the date the warrant was issued. The warrant was fully exercisable upon issuance and expires on July 1, 2007.

        The Airlink Agreement extends through June 30, 2007, subject to termination by either party on 365 days' notice. The Airlink Agreement may be terminated immediately by Mesaba Aviation or Northwest in the event that the other party is the subject of a bankruptcy proceeding or is divested of a substantial part of its assets. In the event of a breach of a non-monetary provision of the Airlink Agreement which remains uncured for a period of more than 30 days after receipt of written notification of such default, or the breach of a monetary provision which remains uncured for a period of more than 10 days after receipt of written notification of such default, the non-defaulting party may terminate the agreement. Northwest may also terminate the Airlink Agreement in the event of certain lease and other performance defaults; change in control events; revocation or failure to obtain DOT certification; failure to elect a chief executive officer of the Company and Mesaba Aviation reasonably acceptable to Northwest; or if more than 50% of the aircraft subject to the agreement are not operated for more than seven consecutive days or 25% of such aircraft are not operated for more than 21 consecutive days, other than as a result of the FAA grounding a specific aircraft type for all carriers.

Regional Jet Services Agreement

        The Company, Mesaba Aviation and Northwest entered into a Regional Jet Services Agreement, dated October 25, 1996, as amended (the "Jet Agreement"), under which Mesaba Aviation operates 35 Avro RJ85 regional jets for Northwest. The aircraft, which are configured in a 69 seat, two class cabin, are leased or subleased by Mesaba Aviation from Northwest. The aircraft are operated as Northwest Jet Airlink from the Minneapolis/St. Paul, Detroit and Memphis hubs according to routes and schedules determined by Northwest, and all flights are designated as Northwest flights using Northwest's designator code. Under the Jet Agreement, Mesaba Aviation recognizes revenue for each block hour flown.

        Under the Jet Agreement, Mesaba Aviation is responsible for providing all flight and cabin crews, dispatch control, aircraft maintenance and repair services and hull and passenger liability insurance. Northwest provides passenger and gate check-in, aircraft loading and unloading, ticketing, ramp services and fuel and fueling services, or will compensate Mesaba Aviation for providing such services.

        As consideration for entering into the Jet Agreement, the Company issued a warrant to Northwest on October 25, 1996, for the purchase of 922,500 shares of the Company's Common Stock at an initial exercise price of $7.25 per share, the closing price of the stock on the date the warrant was issued. The warrant became fully exercisable in May 1998. In connection with the amendments to the Jet Agreement, the Company issued additional warrants to Northwest on April 1, 1998 and June 2, 1998, for the purchase of 474,192 shares and 1,435,230 shares, respectively, of the Company's Common Stock at an initial exercise price of $21.25 per share. The April 1, 1998 warrant became fully exercisable in October 1998. The June 2, 1998 warrant became fully exercisable in May 2000. All three warrants expire on October 25, 2006.

        The Jet Agreement extends through April 2007 unless terminated earlier in accordance with its provisions. The Jet Agreement may be terminated immediately by Mesaba Aviation or Northwest in the event that the other party is the subject of a bankruptcy proceeding or is divested of a substantial part of its assets. In the event of a breach of a non-monetary provision of the Jet Agreement which remains uncured for a period of more than 30 days after receipt of written notification of such default, or the breach of a monetary provision which remains uncured for a period of more than 10 days after receipt of written notification of such default, the non-defaulting party may terminate the agreement. Northwest may also terminate the Jet Agreement in the event of certain lease and other performance defaults; change in control events; revocation or failure to obtain DOT certification; failure to elect a chief executive officer of the Company and Mesaba Aviation reasonably acceptable to Northwest; if more than 25% of the aircraft subject to the agreement are not operated for more than seven consecutive days, other than as a result of the FAA grounding all Avro RJ85 regional jets for all carriers; or if there is a strike, cessation or interruption of work involving Mesaba Aviation's pilots, flight attendants or mechanics providing jet service.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee consists of three independent, non-employee directors appointed by the Board of Directors. Messrs. Benson and Zehr were elected to the Compensation Committee in October 1995 and Mr. Grieve was elected to the Compensation Committee in September 2003. The Committee has been authorized by the Board of Directors to set the annual salary and incentive compensation of each of the executive officers of the Company and to review and approve overall compensation levels and benefit plans of the Company. The Company' Chief Executive Officer and the officers and directors of the Company's subsidiaries have principal responsibility for determining compensation and benefits for employees of the subsidiaries.

Compensation Philosophy

        The Company's executive compensation policies, as endorsed by the Compensation Committee, are designed to:

  •
  Attract, motivate and retain executives whom the Committee believes are critical to the long-term success of the Company;

  •
  Reward individual contributions to the Company's accomplishment of certain profit and operational goals;

  •
  Promote a pay-for-performance philosophy by placing a significant portion of total compensation "at risk" while providing a level of compensation opportunity that is competitive with companies of similar profitability, complexity and size; and

  •
  Provide an opportunity to own the Company's Common Stock so that executives will have common interests with the Company's shareholders.

        The Compensation Committee believes that each of these factors is important to the financial performance of the Company. In implementing its executive compensation program, the Company and the Committee seek to link executive compensation directly to earnings performance and, consequently, to increases in shareholder value.

        The components of the Company's current executive compensation program are comprised of base salary, cash incentive compensation, including a retention component, and long-term incentive awards principally in the form of stock option grants.

Base Salary and Cash Incentive Compensation

        The Compensation Committee establishes, for recommendation to the Board of Directors, the base salary and incentive compensation of the Chief Executive Officer and Chief Financial Officer. Base salary levels are reviewed annually by the Committee and adjusted based upon competitive market factors and the officer's ability to contribute to the overall success of the Company's mission. Incentive compensation is based on the individual's contribution to the Company's annual performance, as measured against goals determined at the beginning of each fiscal year and approved by the Board. Incentive compensation generally will not exceed 100% of an officer's base salary, although officers may on occasion receive a larger portion of their total compensation through incentive compensation than from salary, thereby placing a greater percentage of their compensation at risk.

        Historically, executive compensation has been based on three elements:

  •
  Financial results of the Company and its subsidiaries

  •
  Operational performance of the Company and its subsidiaries

  •
  Individual performance

        The Committee also considers such other compensation elements as the 401(k) plan, short and long term disability benefits, executive benefits such as annual physicals, and life insurance.

        In setting its compensation recommendations for fiscal 2004, the Compensation Committee obtained reports and analyses from a compensation consulting group and outside legal counsel.

        Based on the factors described above, the Compensation Committee concluded that Mr. Foley sustained a high level of performance. Mr. Foley's total compensation package for fiscal year 2004 included base salary of $350,000 and cash incentive compensation of $350,000, including a retention component. At Mr. Foley's suggestion, his base salary was not raised for fiscal 2004.

Long-Term Incentive Compensation

        The Company did not grant stock options to its executive officers in fiscal 2004, because it had accelerated the granting of options in fiscal 2003. The additional grants in fiscal 2003 were intended to emphasize individual performance and retention during a period of turmoil in the airline industry.

Respectfully submitted,
THE COMPENSATION COMMITTEE

Donald E. Benson Pierson M. Grieve Raymond W. Zehr, Jr.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Board of Directors consists of three members, none of whom are officers or employees of the Company or its subsidiaries. All members of the Audit Committee are "independent," as defined in Rule 10A-3 under the Securities Exchange Act of 1934 and Rule 4200(a)(14) of the Marketplace Rules contained in the National Association of Securities Dealers Manual, and are financially literate. Information about the committee members and their duties is provided on page four of this document. The Audit Committee met four times during the fiscal year ended March 31, 2004. In each of these meetings, the Audit Committee met with the Company's independent registered public accounting firm to review a wide range of issues relating to the Company's accounting, auditing, financial controls and procedures, and financial reporting.

        The Audit Committee, together with management and representatives of Deloitte & Touche LLP, reviewed and discussed the audited consolidated financial statements contained in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2004. The Audit Committee also discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," and received and discussed written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board No. 1, "Independence Discussions with Audit Committees," describing that firm's independence from, and relationships with, the Company. Based on the review and discussions referred to above, the members of the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2004, for filing with the Securities and Exchange Commission. The Audit Committee also determined that Deloitte & Touche LLP's fees and services for the fiscal year ended March 31, 2004 were consistent with the maintenance of their independence as the Company's independent registered public accounting firm.

        The Audit Committee engaged Deloitte & Touche LLP to audit the Company's consolidated financial statements for the fiscal year ending March 31, 2005, subject to shareholder ratification of the appointment of Deloitte & Touche LLP. All non-audit services performed by Deloitte & Touche LLP during fiscal 2004 were approved by the Audit Committee in accordance with the procedures set forth in the Audit Committee Charter.

Respectfully submitted,
THE AUDIT COMMITTEE

Donald E. Benson Pierson M. Grieve Raymond W. Zehr, Jr.

RATIFICATION OF
SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as independent registered public accounting firm for the Company for the fiscal year ending March 31, 2005. A proposal to ratify that appointment will be presented to shareholders at the Annual Meeting. Representatives of Deloitte & Touche LLP will be present at the meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders in attendance.

Required Vote

        Ratification of the appointment requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the meeting. If the shareholders do not ratify the selection of Deloitte & Touche LLP, another independent registered public accounting firm will be selected by the Board of Directors.

Changes in Certifying Accountant

        On July 11, 2002, the Board of Directors dismissed Arthur Andersen LLP as the Company's independent public accountant. The reports of Arthur Andersen LLP on the financial statements for the fiscal years ended March 31, 2001 and 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Audit Committee of the Company's Board of Directors participated in and approved the decision to change independent accountants. In connection with its audits for the fiscal years ended March 31, 2001 and 2002 and through July 11, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused Arthur Andersen LLP to make reference thereto in its report on the financial statements for such years. During the fiscal years ended March 31, 2001 and 2002 and through July 11, 2002, there were no reportable events.

        On July 11, 2002, the Board of Directors engaged Deloitte & Touche LLP as the Company's new independent auditor for the fiscal year ending March 31, 2003. During the fiscal years ended March 31, 2001 and 2002 and through July 11, 2002, the Company did not consult with Deloitte & Touche LLP regarding (1) the application of accounting principles to any specific transaction, either completed or proposed, (2) the type of audit opinion that might be rendered on the Company's financial statements, or (3) any disagreement or reportable event.

Audit Fees

        The aggregate fees billed for professional services rendered by Deloitte & Touche LLP for the audit of the Company's annual financial statements for the fiscal years ended March 31, 2004 and 2003 and for the reviews of the Company's quarterly financial statements, and review of other documents filed with the SEC for those fiscal years were $113,000 and $127,000, respectively.

Audit-Related Fees

        For the fiscal years ended March 31, 2004 and 2003, Deloitte & Touche LLP billed the Company $20,000 and $31,000 respectively, for assurance and related services in connection with the performance of the audit or review of the Company's financial statements, in addition to the audit fees disclosed above.

Tax Fees

        For the fiscal years ended March 31, 2004 and 2003, Deloitte & Touche LLP billed the Company $579,000 and $367,000, respectively, for professional services rendered in connection with tax compliance services. For fiscal years ended March 31, 2004 and 2003, Deloitte & Touche LLP billed the Company $19,000 and $7,000, respectively, for tax planning and advice services.

All Other Fees

        Deloitte & Touche LLP did not render any other services to the Company, other than the services described above, for the fiscal years ended March 31, 2004 and 2003.

Pre-Approval Policies and Independence

        The Audit Committee has a policy of approving the engagement of the independent registered public accounting firm to perform all audit and non-audit services on behalf of the Company. The Audit Committee did not rely on the waiver from the pre-approval requirement available under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X with respect to any of the services provided by the independent auditor. The Audit Committee has determined that the provision of services covered by the foregoing fees was compatible with maintaining the principal accountant's independence. See "Report of the Audit Committee."

VOTING OF PROXIES AND EXPENSES

        The Board of Directors recommends that an affirmative vote be cast in favor of each of the proposals listed on the proxy card.

        The Board of Directors knows of no other matters that may be brought before the meeting which require submission to a vote of the shareholders. If any other matters are properly brought before the meeting, however, the persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

        Expenses incurred in connection with the solicitation of proxies will be paid by the Company. The proxies are being solicited principally by mail. In addition, directors, officers and regular employees of the Company may solicit proxies personally or by telephone, for which they will receive no consideration other than their regular compensation. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of Common Stock of the Company and will reimburse such persons for their expenses so incurred.

SHAREHOLDER PROPOSALS

        If a shareholder wishes to present a proposal for consideration for inclusion in the proxy statement for the 2005 annual meeting, the proposal must be sent by certified mail, return receipt requested, and must be received at the executive offices of the Company no later than March 17, 2005. All proposals must conform to the rules and regulations of the SEC. SEC Rule 14a-4(c)(1) provides that, if the proponent of a shareholder proposal fails to notify the Company at least 45 days prior to the month and day of the mailing of the prior year's proxy statement, management's proxies would be permitted to use their discretionary authority to vote on the proposal, if the proposal were raised at the next annual meeting without having been included in the proxy statement. For purposes of the Company's 2005 annual meeting, this deadline is May 31, 2005.

Dated: July 15, 2004

APPENDIX A

[Adopted May 2000]

MAIR HOLDINGS, INC.

AUDIT COMMITTEE CHARTER

Revised May 18, 2004

Statement of Policy

        The Audit Committee (the "Audit Committee") of the Board of Directors of MAIR Holdings, Inc. (the "Company") shall provide assistance to the Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality, objectivity and integrity of financial reports of the Company. In doing so, it is the responsibility of the Audit Committee to maintain free and open communication between the Directors, the independent auditors and the financial management of the Company.

Organization

        The Audit Committee shall be comprised of at least three directors who are independent of management and the Company. A member of the Audit Committee shall be considered independent if he or she (a) is not an officer or employee of the Company or its subsidiaries, (b) has no relationship to the Company that may interfere with the exercise of his or her independence from management and the Company, and (c) meets the independence standards of the Nasdaq Stock Market or other listing standards applicable to the Company. Each Audit Committee member must be financially literate and at least one member must have sufficient accounting or related financial management expertise so as to qualify for designation by the Board of Directors as an "audit committee financial expert" as defined by applicable regulations and listing standards.

        The Audit Committee will meet at least four times a year and may convene additional meetings as circumstances require. All committee members are expected to attend each Audit Committee meeting, in person or by teleconference or videoconference. The Audit Committee will invite management, the independent auditors and others to attend meetings, as necessary. It will meet periodically with the independent auditors, without management present. It will also meet periodically in executive session.

Authority

        The Audit Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

  •
  Appoint, compensate and oversee the work of the independent auditor employed by the Company to conduct the annual audit. This independent auditor will report directly to the Audit Committee.

  •
  Resolve any disagreements between management and the independent auditors regarding financial reporting.

  •
  Pre-approve all auditing and permitted non-audit services performed by the independent auditors.

  •
  Retain and compensate independent counsel, accountants, or others to advise the Audit Committee or assist in the conduct of an investigation.

Responsibilities

        In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Directors and shareholders that the Company's accounting and reporting practices are in accordance with all requirements and are of the highest quality. The Audit Committee is to act as the liaison between the Company's independent auditors and the full Board of Directors.

        The Audit Committee will carry out the following responsibilities:

Financial Statements

  •
  Review significant accounting and reporting issues and understand their impact on the financial statements. These issues include:

  •
  Complex or unusual transactions and highly judgmental areas.

  •
  Major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles.

  •
  The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

  •
  Review analyses prepared by management or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

  •
  Review with management and the independent auditors the results of the audit, including any difficulties encountered. This review will include any restrictions on the scope of the independent auditors' activities or on access to requested information, and any significant disagreements with management.

  •
  Discuss the annual audited financial statements and quarterly financial statements with management and the independent auditors, including the company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

  •
  Review disclosures made by the Company's CEO and CFO in connection with their certification of the Form 10-K and Form 10-Q reports.

  •
  Review the scope and form of information contained in earnings press releases, particularly use of "pro forma," or "adjusted" non-GAAP information.

Internal Control

  •
  Consider the effectiveness of the Company's internal control systems, including information technology security and control.

  •
  Understand the scope of the independent auditors' review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management's responses.

  •
  Review with management the charter, plans, activities, staffing, and organizational structure of any internal audit function adopted by the Company.

  •
  Review the effectiveness of the internal audit function.

  •
  On a regular basis, meet separately with the chief audit executive, if appointed, to discuss any matters that the Audit Committee or internal auditor believes should be discussed privately.

Independent Auditors

  •
  Review the performance of the independent auditors, and exercise final approval on the appointment or discharge of the independent auditors. In performing this review, the committee will:

  •
  At least annually, obtain and review a report by the independent auditors describing: the independent auditor's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor; any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor and all relationships between the independent auditor and the Company that may bear on the independence of the independent auditors.

  •
  Actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may affect the objectivity and independence of the independent auditor.

  •
  Review and evaluate the lead partner of the independent auditors.

  •
  Take, or recommend that the full board take, appropriate action to oversee the independence of the independent auditor.

  •
  Review the independent auditors' proposed audit scope and approach.

  •
  Ensure the rotation of the lead audit partner according to applicable regulations and consider whether there should be regular rotation of the audit firm itself.

  •
  Present its conclusions with respect to the independent auditors to the full board.

  •
  On a regular basis, meet separately with the independent auditors to discuss any matters that the Audit Committee or independent auditors believe should be discussed privately.

Compliance

  •
  Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation of any instances of noncompliance.

  •
  Establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  •
  Review the findings of any examinations by regulatory agencies, and any auditor observations.

  •
  Obtain regular updates from management and legal counsel regarding compliance matters.

Reporting Responsibilities

  •
  Regularly report to the Board of Directors about Audit Committee activities and issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, and the performance of any internal audit function.

  •
  Provide an open avenue of communication between internal audit, the independent auditors, and the Board of Directors.

  •
  Report annually to the shareholders, describing the Audit Committee's composition, responsibilities and how they were discharged, and any other information required by SEC and other regulations, including approval of non-audit services.

  •
  Review any other reports the Company issues that relate to Audit Committee responsibilities.

Other Responsibilities

  •
  Discuss with management the Company's major policies with respect to risk assessment and risk management.

  •
  Perform other activities related to this charter as requested by the Board of Directors.

  •
  Institute and oversee special investigations as needed.

  •
  Review and assess the adequacy of this charter annually, requesting Board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

  •
  Confirm annually that all responsibilities outlined in this charter have been carried out.

  •
  Evaluate the Audit Committee's performance at least annually.

Safe Harbor for Audit Committee Financial Experts

  •
  A member of the Audit Committee who is determined to be an "audit committee financial expert" will not be deemed an "expert" for any purpose, including without limitation for purposes of section 11 of the Securities Act of 1933 (15 U.S.C. 77k), as a result of being designated or identified as an audit committee financial expert.

  •
  The designation or identification of a member of the Audit Committee as an audit committee financial expert shall not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and Board of Directors in the absence of such designation or identification.

  •
  The designation or identification of a member of the Audit Committee as an audit committee financial expert shall not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Directors.

APPENDIX B

MAIR HOLDINGS, INC.

NOMINATING COMMITTEE CHARTER

I. PURPOSE

        The purpose of the Nominating Committee (the "Committee") of the Board of Directors (the "Board") of MAIR Holdings, Inc. (the "Corporation") is to:

  •
  recommend to the Board individuals qualified to serve as members of the Board.

  •
  review and recommend committee appointments for the committees of the Board.

II. COMMITTEE COMPOSITION

        The Committee shall consist of two or more members of the Board, each of whom the Board has affirmatively determined is an "independent director" under Rule 4200(a)(15) of the Nasdaq Marketplace Rules or any successor rule.

        The Board will appoint the members of the Committee, who shall serve at the pleasure of the Board, for such term or terms as the Board may determine.

III. COMMITTEE DUTIES AND RESPONSIBILITIES

        The Committee shall have the following duties and responsibilities:

        1.    Determination of Director Independence

  •
  On an annual basis, review and make recommendations to the Board regarding any material relationships between the Corporation and its directors, and determine which directors meet the standards of "independent director" under the Nasdaq Marketplace Rules.

        2.    Director Candidates

  •
  Develop and recommend to the Board guidelines and criteria for the selection of candidates for directors.

  •
  Recommend to the Board qualified nominees to serve as directors of the Corporation. As required, make recommendations to the Board regarding candidates for election by shareholders or to fill vacancies in the Board resulting from death, resignation or other cause, or by reason of an increase in the total number of directors.

        3.    Committees of the Board

  •
  Review and make recommendations to the Board regarding nominees for each of the Corporation's committees, taking into consideration the charters for such committees, any requirements for independent directors on such committees, and any other factors the Committee deems relevant.

IV. COMMITTEE STRUCTURE AND OPERATIONS

        The Board may designate one member of the Committee as its chairperson. The Committee will meet in person or telephonically as determined by the Committee chairperson, when deemed necessary or desirable by the Committee or its chairperson. The Committee may request any officer or employee of the Corporation or the Corporation's outside counsel to attend a meeting of the Committee or to

B-1

meet with any members of, or consultants to, the Committee. A majority of the members of the Committee shall constitute a quorum, and shall be empowered to act on behalf of the Committee.

V. RESOURCES AND AUTHORITY OF THE COMMITTEE

        The Committee shall have the authority to obtain advice and assistance from internal or external legal, accounting or other experts, advisers and consultants, including search firms used to identify director candidates, to assist in carrying out its duties and responsibilities, and shall have the authority to retain and approve the fees and other retention terms for any external experts, advisors or consultants.

B-2

COMPANY #

There are two ways to vote your Proxy

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

•
Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. (CT) on August 17, 2004.

•
Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions the voice provides you.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to MAIR Holdings, Inc., c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

 If you vote by telephone, please do not mail your proxy card

\/    Please detach here    \/

The Board of Directors Recommends a Vote FOR Proposals 1 and 2.

1.	Election of directors:	01 Pierson M. Grieve 02 Raymond W. Zehr, Jr.	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2005.		☐ FOR ☐ AGAINST ☐ ABSTAIN
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
Address Change? Mark Box ☐ Indicate changes below:			Date

Sign in box
Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title and authority. If a corporation, please give full corporate name and title of authorized officer signing this card. If a partnership, please give partnership name and title of authorized person signing this card.

MAIR HOLDINGS, INC.

ANNUAL MEETING OF SHAREHOLDERS

Wednesday, August 18, 2004
10:00 a.m.

Crowne Plaza, Minneapolis Northstar
618 Second Avenue South
Minneapolis, Minnesota

MAIR HOLDINGS, INC. Fifth Street Towers, Suite 1720, Minneapolis, Minnesota, 55402	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on August 18, 2004.

The shares of common stock of MAIR Holdings, Inc. you hold of record or in your account or in a dividend reinvestment account will be voted as you specify below.

If no choice is specified, the proxy will be voted "FOR" each of the nominees for director listed in Proposal 1 and "FOR" Proposal 2.

By signing this proxy, you revoke all prior proxies and appoint Paul F. Foley and Robert E. Weil, and each of them, with full power of substitution, to vote your shares on the proposals shown on the reverse side and any other business which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.